UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2010

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

60 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2010, CPI Aerostructures, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2010.  The press release is included as Exhibit 99.1 hereto.

In addition, on November 11, 2010, the Registrant held a conference call to discuss the financial results for the quarter and nine months ended September 30, 2010.  The transcript of the conference call is included as Exhibit 99.2 hereto.

The information furnished under this Item 2.02, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated November 11, 2010, reporting the Registrant’s financial results for its third fiscal quarter.
99.2	Transcript of Registrant’s November 11, 2010 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2010	CPI AEROSTRUCTURES, INC
.

By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 11, 2010, reporting the Registrant’s financial results for its third quarter.
99.2	Transcript of the Registrant’s November 11, 2010 conference call.